SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2003

                        Commission File Number: 000-49862

                                  Zowcom, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              33-0974674
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

17218 Beach Boulevard, Huntington Beach, California                      92647
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(Address of principal executive offices)                            (Zip Code)

                                 (714) 724-3355
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the Zowcom, Inc.'s (the "Registrant") press release dated June 25, 2003, furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits


99.1 Press Release of Registrant, dated June 25, 2003, reporting the Registrant's definitive agreement with Procera Networks, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Zowcom Inc.


June 25, 2003                      By:     /s/ Dan Spaulding
                                           -----------------------------------
                                           Dan Spaulding, President


                                 EXHIBIT INDEX


EXHIBIT                                              DESCRIPTION OF EXHIBIT
NUMBER
99.1 Press Release of Registrant, dated June 25, 2003, reporting the Registrant's definitive agreement with Procera Networks, Inc.